ESCROW AGREEMENT

     AGREEMENT, dated June 10, 2002 by and among NEW YORK HEALTH CARE, INC. ("NYHC"), a New York corporation with its principal place of business located at 1850 McDonald Avenue, Brooklyn, NY 11223, THE BIO BALANCE CORP. ("Bio Balance"), a Delaware corporation with its principal place of business located at 16 East 34th Street, New York, NY 10016 and SCHEICHET & DAVIS, P.C. ("Agent"), a New York professional corporation with its principal place of business located at 800 Third Avenue, 29th Floor, New York, NY 10022.

                               W I T N E S S E T H

     WHEREAS, Bio Balance and NYHC have entered into a Stock For Stock Exchange Agreement dated October 11, 2001 providing for the exchange of equity shares and other matters (the "Exchange Agreement"); and

     WHEREAS, an amendment to the Exchange Agreement provides that Bio Balance will deliver to the Agent the sum of $100,000 (the "Escrowed Property"); and

     WHEREAS, Bio Balance and NYHC have asked the Agent to establish an escrow for the receipt and disbursement of the Escrowed Property in accordance with the terms and conditions of this Escrow Agreement; and

     WHEREAS, the Agent is willing to act as Escrow Agent in accordance with the terms and conditions of this Escrow Agreement;

     NOW, THEREFORE, in consideration of the benefits to be derived from this Escrow Agreement and of the representations, warranties, conditions and promises hereinafter contained, Bio Balance and NYHC and the Agent hereby enter into this Escrow Agreement as of the date first written above, on the terms and conditions contained herein and, in connection therewith, agree as follows:

                               ARTICLE I. ESCROW.

1.01     Appointment of Escrow Agent.

     Bio Balance and NYHC hereby appoint the Agent and the Agent hereby agrees to serve as Escrow Agent pursuant to the terms of this Escrow Agreement. Bio Balance agrees that it will pay the sum of $100,000 (the "Escrowed Property") to the Agent on the date of this Escrow Agreement for the Agent to hold and dispose of only in accordance with the terms and conditions of this Escrow Agreement.

1.02     Operation of Escrow.

     The parties hereto agree that the escrow created by this Escrow Agreement (the "Escrow") shall operate as follows:

          (a) All of the Escrowed Property shall be paid to the Agent and deposited in a special account (the "Escrow Account").

          (b) The Escrowed Property shall be held by the Agent in the Escrow Account,subject to the provisions of Article 1.03(f) and 1.03(g), until the earlier of the closing of the Exchange Agreement or the cancellation and termination of the Exchange Agreement.

          (c) If the closing of the Exchange Agreement is completed and Bio Balance shall have prior to closing received gross proceeds from its currently pending private placement of Bio Balance equity securities of less than $6,000,000, the Agent shall, promptly after its receipt of written confirmation from both NYHC and Bio Balance, deliver all of the Escrowed Property to NYHC by a check drawn on the Escrow Account, subject to collection.

          (d) In the event the Agent does not receive the written confirmation described in Article 1.02(c) above, and has received written notice from both NYHC and Bio Balance that either (i) Bio Balance has received gross proceeds of not less than $6,000,000 from its currently pending private placement of equity securities and that the closing of the Exchange
     Agreement has taken place, or (ii) the Exchange Agreement has been cancelled and terminated, the Agent shall deliver all of the Escrowed Property to Bio Balance in accordance with its instructions after receipt of such written notice, by a check drawn on the Escrow Account subject to collection.

1.03     Further Provisions Relating to the Escrow.

     (a) Distribution by the Agent shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of any party to this Agreement (other than the distributees) in and to the Escrowed Property distributed and shall be a perpetual bar both at law and in equity against the parties to this Escrow Agreement and against any person claiming or attempting to claim such distributed Escrowed Property from, through, or under such party.

     (b) NYHC agrees to reimburse the Agent for the Agent's reasonable fees and other expenses incurred by the Agent in connection with its duties hereunder.

     (c) NYHC and Bio Balance agree, jointly and severally, to indemnify and hold harmless the Agent against and in respect of any and all claims, suits, actions, proceedings (formal or informal), investigations, judgments, deficiencies, damages, settlements, liabilities and legal and other expenses (including legal fees and expenses of attorneys chosen by the Agent, including but not limited to its employees and of counsel), as and when incurred arising out of or based upon any act, omission, alleged act, or alleged omission by the Agent or any other cause, in any case in connection with the acceptance of, or the performance or non-performance by the Agent of, any of the Agent's duties under this Escrow Agreement, except as a result of Agent's bad faith or gross negligence. The Agent shall be fully protected by acting in reliance upon any notice, advice, direction, other document, or signature believed by the Agent to be genuine, by assuming that any person purporting to give the Agent any notice, advice, direction, or other document in accordance with the provisions hereof, in connection with this Escrow Agreement, or in connection with the Agent's duties under this Escrow Agreement, has been duly authorized so to do, or by acting or failing to act in good faith on the advice of any counsel retained by the Agent. The Agent shall not be liable for any mistake of fact or of law or any error of judgment, or for any act or any omission, except as a result of the Agent's bad faith or gross negligence.

     (d)  The  Agent  makes  no  representation  as  to  the  validity,   value,
genuineness, or the collectibility of any property, security or other document or instrument held by or delivered to the Agent.

     (e) The Agent shall have no duties or responsibilities except those expressly set forth herein. The Agent shall not be bound by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination, cancellation, or revision of this Escrow Agreement, unless in writing and signed by the other parties hereto and received by the Agent and, if the Agent's duties as Escrow Agent hereunder are affected, unless the Agent shall have given its prior written consent thereto. The Agent shall not be bound by any assignment of any of the parties' respective rights hereunder unless the Agent shall have received written notice thereof from the assignor. The Agent is authorized to comply with and obey laws, rules, regulations, orders, judgments and decrees of any governmental authority, court, or other tribunal. If the Agent complies with any such law, rule, regulation, order, judgment, or decree, the Agent shall not be liable to any of the parties hereto or to any other person even if such law, rule, order, judgment, regulation, or decree is subsequently reversed, modified, annulled, set aside, vacated, found to have been entered without justification, or found to be in violation of or beyond the scope of a constitution or a law.

     (f) If the Agent shall be uncertain as to the Agent's duties or rights hereunder, shall receive any notice, advice, direction, or other document from any other party with respect to the Escrowed Property which, in the Agent's opinion, is in conflict with any of the provisions of this Escrow Agreement, or should be advised that a dispute has arisen with respect to the payment, ownership, or right of possession of the Escrowed Property or any part thereof (or as to the delivery, nondelivery, or content of any notice, advice, direction, or other document), the Agent shall be entitled without liability to anyone, to refrain from taking any action other than to use the Agent's best efforts to keep safely the Escrowed Property until the Agent shall be directed otherwise in writing by both other parties hereto or by an order, decree, or judgment of a court of competent jurisdiction which has been finally affirmed on appeal or which by lapse of time or otherwise is no longer subject to appeal, but the Agent shall be under no duty to institute or to defend any proceeding, although the Agent may, in the Agent's discretion and at the expense of NYHC and Bio Balance as provided in Section 1.03(c), institute or defend such proceedings.

     (g) The Agent is authorized, if the Agent is threatened with litigation or is sued, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrowed Property with the clerk of the court.

     (h) The Agent's responsibilities and liabilities hereunder, except as a result of the Agent's own bad faith or gross negligence, will terminate upon the delivery by the Agent of all the Escrowed Property under the provisions of this Escrow Agreement.

                            ARTICLE II. MISCELLANEOUS

2.01     Further Action.

     At any time and from time to time, Bio Balance and NYHC each agree, at their own expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Escrow Agreement.

2.02     Survival.

     Subject to Section 1.03(h), the covenants, agreements, representations and warranties contained in or made pursuant to this Escrow Agreement shall survive the delivery by the Agent of the Escrowed Property, irrespective of any investigation made by or on behalf of any party.

2.03     Modification.

     This Escrow Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter and (subject to Section 1.03(e)) may be modified only by a written instrument duly executed by each party.

2.04 Notices.

     Any notice, advise, direction, or other document or communication required or permitted to be given hereunder shall be in writing and shall be delivered in person, by certified mail, return receipt requested, postage prepaid or by confirmed fax transmission. Each notice, advice, direction or other document or communication required or permitted to be given hereunder shall be delivered to the Agent at the address set forth above. The Agent shall provide NYHC and Bio Balance with three (3) days prior notice of all disbursements from the Escrow Account.

2.05     Waiver

     Any waiver by any party of a breach of any provision of this Escrow Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Escrow Agreement. The failure of a party to insist upon strict adherence to any term of this Escrow Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Escrow Agreement. Any waiver must be in writing.

2.06 Binding Effect.

     The provisions of this Escrow Agreement shall be binding upon and inure to the benefit of Bio Balance and NYHC and their respective successors and assigns, and shall be binding upon and inure to the benefit of the Agent and the Agent's successors and assigns.

2.07     No Third Party Beneficiaries

     This Escrow Agreement does not create and shall not be construed as creating any rights enforceable by any person not a party to this Escrow Agreement (except as provided in Section 2.06).

2.08 Jurisdiction.

     The parties hereby irrevocably consent to the jurisdiction of the state and federal courts located in the County of New York in the State of New York in connection with any action or proceeding arising out of or relating to this Escrow Agreement, any document or instrument delivered pursuant to or in connection with or simultaneously with this Escrow Agreement, a breach of this Agreement or of any such document or instrument, or the Escrowed Property.

2.09     Separability.

     This entire Escrow Agreement shall be void if any provision of this Escrow Agreement (other than the second sentence of Section 2.11) is invalid, illegal, unenforceable, or inapplicable to any person or circumstance to which it is intended to be applicable, except that the provisions of Section 1.03 shall survive.

2.10 Headings.

     The headings in this Escrow Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Escrow Agreement.

2.11     Counterparts; Governing Law.

     This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of New York without giving effect to conflict of laws.

     IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the date first written above.


A G E N T:                                        THE BIO BALANCE CORP.

SCHEICHET & DAVIS, P.C.
                                               By: /s/ Paul Stark
                                                   -----------------------------
                                                   Paul Stark, President
By: /s/ William J. Davis
    ----------------------------------------
     William J. Davis, a member of the Firm
                                                  NEW YORK HEALTH CARE


                                               By: /s/ Jerry Braun
                                                   -----------------------------
                                                   Jerry Braun, President